UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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PEPCO HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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On August 19, 2014, Pepco Holdings, Inc. began conducting presentations and handing out the following presentation materials to public utility commissions and their staff members, elected officials, customers, media and members of the community in Maryland.

The Exelon & Pepco Holdings Combination - Maryland Enhancing reliability and providing benefits to customers

Customer, community and employee benefits for all PHI
utilities
The Exelon & Pepco Holdings Combination 2
Reliability, investment, opportunity
Customers
•
$100 million in direct customer benefits
•
Commitment to further build on significant reliability progress underway
•
Enhanced emergency-response
•
Cost reduction opportunities
Communities
•
Charitable contributions of $50 million over 10 years maintained at levels exceeding PHI’s 2013 giving
•
Pepco, Delmarva Power and Atlantic City Electric (ACE) regional headquarters locations maintained; regional presidents remain in their roles
Employees
•
All existing collective-bargaining agreements honored
•
No net involuntary merger-related job losses of PHI utility employees for at least two years following closing
•
Shared company cultures and values
•
Workforce and supplier diversity commitments are important; will be honored and supported
•
More opportunities as part of larger company

The Exelon & Pepco Holdings Combination 3
Commonwealth Edison Pepco
Customers:
Service Territory:
Peak Load:
2013 Rate Base:
3,800,000
11,400 sq. miles
23,753 MW
$8.7 bn
Customers:
Service Territory:
Peak Load:
2013 Rate Base:
801,000
640 sq. miles
6,674 MW
$3.4 bn
PECO Energy Atlantic City Electric
Customers:
Service Territory:
Peak Load:
2013 Rate Base:
2,100,000
2,100 sq. miles
8,983 MW
$5.4 bn
Customers:
Service Territory:
Peak Load:
2013 Rate Base:
545,000
2,700 sq. miles
2,797 MW
$1.6 bn
Baltimore Gas & Electric Delmarva Power
Customers:
Service Territory:
Peak Load:
2013 Rate Base:
1,900,000
2,300 sq. miles
7,236 MW
$4.6 bn
Customers:
Service Territory:
Peak Load:
2013 Rate Base:
632,000
5,000 sq. miles
4,121 MW
$2.0 bn
Headquartered in Chicago, with utility headquarters also in Baltimore and Philadelphia, Exelon is the nation’s leading competitive energy provider. Its family of companies participates in every stage of the energy business, from generation to power sales to transmission and delivery, and does business in 48 states, D.C. and Canada.
2013 assets:  $80 billion
2013 revenues:  $24.9 billion
2013 employees:  26,000
Headquartered in Washington, D.C., with utility headquarters also in Delaware and New Jersey, Pepco Holdings Inc. is one of the largest energy delivery companies in the mid-Atlantic, serving about  two million customers in
Delaware, the District of Columbia, Maryland and New Jersey through its subsidiaries.
2013 assets:  $15 billion
2013 revenues:  $4.7 billion
2013 employees:  5,000
Creating the leading mid-Atlantic electric and gas utility

The Exelon & Pepco Holdings Combination 4
DE
MD
PA
NJ
VA
Philadelphia
Baltimore
Dover
Wilmington
Trenton
Washington, DC
Atlantic
City
IL
Chicago
Pepco Service
Atlantic City Electric Co. Service
Delmarva Power Service
Baltimore Gas and Electric Co. Service
PECO Energy Service
ComEd Service
Creating the leading mid-Atlantic electric and gas utility
A larger utility footprint and
access to more crews will further
improve combined company’s
ability to respond to major
weather events.
Newark

Creating the leading mid-Atlantic electric and gas utility
The Exelon & Pepco Holdings Combination 5
Headquarters and Employees:
•
No change to utility headquarters in local service areas
•
Corporate Headquarters: Chicago
•
Significant employee presence maintained in MD, DC, DE & NJ
•
No net  involuntary merger-related job losses of PHI utility employees for at least two years following closing
Governance:
•
President and CEO: Chris Crane
•
No change to Exelon Board of Directors or senior
management team
•
Pepco Holdings CEO Joe Rigby remains in current role
until transaction closing
•
Dave Velazquez of PHI will become president and CEO
of the PHI utilities
•
Gary Stockbridge and Donna Cooper, Delmarva and
Pepco regional presidents, will remain in their roles
Approvals and Timing:
•
Required regulatory approvals in DC, DE, MD, NJ, VA
•
Federal regulatory approvals required from FERC, DOJ
•
PHI shareholder approval later in 2014
•
Closing expected in second or third quarter of 2015

Powering performance – Pepco and Delmarva Power
The Exelon & Pepco Holdings Combination 6
A winning combination
Transaction combines Exelon’s three top-performing utilities – BGE, PECO and ComEd – and Pepco Holdings electric and gas utilities – Pepco, Delmarva Power and ACE.
Exelon and PHI are committed to maintain reliability levels for Pepco and Delmarva Power and have proposed more stringent targets.
•
In the filing, the companies are committed to exceeding the PSC’s reliability standards and further propose that by 2020:
o
Delmarva Power’s outage frequency in its Maryland service territory will not exceed 1.22, representing a nearly 40 percent improvement compared with the 2011-2013 period. Average outage duration will not exceed 118 minutes, representing a more than 53 percent improvement compared with the 2011-2013 period.
o
Pepco’s average outage frequency in its Maryland service territory will not exceed 1.00, representing a
38 percent improvement compared with the 2011-2013 period. Average outage duration will not exceed
101 minutes, representing a nearly 43 percent improvement compared with the 2011-2013 period.
•
Exelon has offered to be subject to financial penalties if Delmarva Power and Pepco do not meet their targets.
•
This reliability commitment is backed by merger testimony showing that Exelon utilities perform at a high level.
ComEd and PECO are delivering first-quartile performance, and BGE’s reliability metrics have risen to their best-ever levels since joining Exelon in 2012.
•
Exelon and Pepco Holdings share cultures of continuous operational and reliability improvement, customer focus, infrastructure investment, safety, environmental stewardship and community support that will facilitate the sharing of best practices.

Delivering benefits to Pepco and Delmarva Power utility
customers, employees and communities
The Exelon & Pepco Holdings Combination 7
Customers
Upon closing of the merger, Exelon will provide an aggregate amount of $40 million to Maryland for a Customer Investment Fund to be used as the PSC deems appropriate.
Use of funds will be determined by each state utility commission and could include:
•
Bill credits
•
Assistance for low-income customers
•
Energy efficiency programs
Exelon will maintain and promote PHI utilities’ low-income customer assistance, energy-efficiency and demand-response programs.
In addition, Exelon will establish ring-fencing measures to maintain
Pepco, Delmarva Power and ACE as separate entities.
The transaction will deliver direct benefits to:

Delivering benefits to Pepco and Delmarva Power utility
customers, employees and communities
The Exelon & Pepco Holdings Combination 8
The transaction will deliver direct benefits to:
Communities
Exelon shares Pepco and Delmarva Power’s commitment to
the local communities it serves.
In Maryland, Exelon has committed to provide an annual
average of charitable contributions and local community
support that exceeds Delmarva Power and Pepco’s 2013
level of $623,000.
PHI utilities will retain their local operational headquarters

Delivering benefits to Pepco and Delmarva Power utility
customers, employees and communities
The Exelon & Pepco Holdings Combination 9
The transaction will deliver direct benefits to:
Employees
All existing collective-bargaining agreements will be honored, and
PHI has successfully negotiated contract extensions with all four of the unions representing their utility employees.
No net involuntary merger-related job losses of PHI utility
employees for two years following closing.
Current and former employees at Pepco, Delmarva Power and ACE will receive compensation and benefits at least as favorable in the aggregate as those provided before the merger for at least two years following the transaction.
Exelon shares PHI’s commitment to workforce and supplier diversity and will maintain its strong track record in these areas.

The Exelon & Pepco Holdings Combination 10
Merger expected to add jobs, inject millions of dollars into local Maryland economy
The transaction will deliver benefits to:
Local Maryland economy:
The merger commitments are expected to result in significant economic benefits for Maryland, as detailed in an economic modeling analysis included in the merger approval filing.
Combined with reliability improvement projects already announced by PHI and underway, the merger commitments are expected to produce about 6,300 to 7,000 new jobs and result in $542 million to $623 million in benefits to the Maryland  economy.
These results are anticipated to be achieved within six years after the merger closes.

The Exelon & Pepco Holdings Combination 11
Entity Jurisdiction Number of
customers
Allocated customer
investment fund
Pepco MD 537k $29m
DPL MD 264k $11m
TOTAL 801k $40m
Customer investment fund benefits for Maryland

Questions?

Cautionary Statements Regarding Forward-Looking
Information
The Exelon & Pepco Holdings Combination 13
Except for the historical information contained herein, certain of the matters discussed in this communication constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as
“may,” “might,” “will,” “should,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future”, “potential,” “intend,” “seek to,” “plan,” “assume,” “believe,”
“target,” “forecast,” “goal,” “objective,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed merger, integration plans and expected synergies, the expected timing of completion of the transaction, anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of
Exelon Corporation (Exelon) and Pepco Holdings, Inc. (PHI), as applicable. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. For example, (1) PHI may be unable to obtain shareholder approval required for the merger; (2) the companies may be unable to obtain regulatory approvals required for the merger, or required regulatory approvals may delay the merger or cause the companies to abandon the merger; (3) conditions to the closing of the merger may not be satisfied; (4) an unsolicited offer of another company to acquire assets or capital stock of Exelon or PHI could interfere with the merger; (5) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (6) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (7) the merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (8) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (9) the businesses of the companies may suffer as a result of uncertainty surrounding the merger; (10) the companies may not realize the values expected to be obtained for properties expected or required to be sold; (11) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (12) the companies may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Discussions of some of these other important factors and assumptions are contained in Exelon’s and PHI’s respective filings with the Securities and Exchange Commission (SEC), and available at the SEC’s website at www.sec.gov, including: (1) Exelon’s 2013 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s
Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 22; (2) Exelon’s Second
Quarter 2014 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion
and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 15; (3) the definitive proxy statement that PHI filed with the SEC on August 12, 2014 and mailed to its stockholders in connection with the proposed merger; (4) PHI’s 2013 Annual Report on Form
10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial
Statements and Supplementary Data: Note 15; and (5) PHI’s Second Quarter 2014 Quarterly Report on Form 10-Q in (a) PART I, ITEM 1. Financial Statements, (b) PART I,
ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) PART II, ITEM 1A. Risk Factors. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Neither Exelon nor PHI undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication. New factors emerge from time to time, and it is not possible for Exelon or PHI to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on Exelon’s or PHI’s respective businesses or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.
Any specific factors that may be provided should not be construed as exhaustive.